UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-30275              23-3057155
   ------------------------          -------------      ----------------------
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)        Identification No.)

            One Logan Square
       130 N. 18th St., Suite 2615
            Philadelphia, PA                                   19103
-----------------------------------------         ------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On February 20, 2002, I-trax, Inc. filed a Current Report on Form 8-K reporting the closing on February 5 and 6, 2002 of a two-step reorganization transaction in which I-trax acquired WellComm Group, Inc., an Illinois corporation. I-trax is filing this Amendment to the Current Report to disclose
(1) the financial statements of WellComm required under Item 7(a) of Form 8-K and (2) pro forma financial information required under Item 7(b) of Form 8-K, including the unaudited pro forma balance sheet of I-trax as of December 31, 2001 as if the acquisition of WellComm had occurred on January 1, 2001 and the unaudited pro forma results of operations of I-trax giving effect to the acquisition of WellComm as though the transaction had occurred on January 1, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of business acquired.

         WellComm Group, Inc. Financial Statements as of December 31, 2001 and for the Years Ended December 31, 2001 and 2000.

(b)  Pro Forma financial information.

         Unaudited Pro Forma Balance Sheet and Statement of Operations of I-trax, Inc. and its Subsidiaries and WellComm Group, Inc. as of December 31, 2001 and for the Years Ended December 31, 2001 and 2000.

(c)  Exhibits.

         Exhibit 23. Consent of Independent Certified Public Accountants.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         I-TRAX, INC.



Date:  April 22, 2002                    By:      /s/ Anthony Tomaro
                                             ----------------------------------
                                         Name:   Anthony Tomaro
                                         Title:     Chief Financial Officer

                           WELLCOMM GROUP, INC.

                           FINANCIAL STATEMENT AND
                           INDEPENDENT ACCOUNTANTS' AUDIT REPORT

                           DECEMBER 31, 2001 AND 2000


--------------------------------------------------------------------------------

WELLCOMM GROUP, INC.


--------------------------------------------------------------------------------

INDEX


                                                           Page
--------------------------------------------------------------------------------

Independent Accountants' Audit Report                        1


Balance Sheets                                               2


Statements of Operations                                     3


Statements of Stockholders' Equity                           4


Statements of Cash Flows                                     5


Notes to Financial Statements                              6-10

[Lutz & Company Letterhead]


INDEPENDENT ACCOUNTANTS' AUDIT REPORT




Board of Directors and Stockholders
WellComm Group, Inc.
Omaha, Nebraska


We have audited the accompanying balance sheets of WellComm Group, Inc., an Illinois corporation, as of December 31, 2001 and 2000, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WellComm Group, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended in conformity with accounting principles generally accepted in the United States of America.


                                /s/ Lutz & Company, P.C.


January 23, 2002
Omaha, Nebraska

--------------------------------------------------------------------------------

                                 BALANCE SHEETS

--------------------------------------------------------------------------------

WELLCOMM GROUP, INC.

BALANCE SHEETS

DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------


                                     ASSETS (Note 2)
                                                                                                     2001              2000
                                                                                                     ----              ----
CURRENT ASSETS
  Cash and Cash Equivalents                                                                      $   491,576         $  16,719
  Trade Accounts Receivable (Note 6)                                                                 439,698           192,827
  Prepaid Expenses                                                                                    13,828            17,749
  Deferred Income Taxes (Note 8)                                                                     117,700           248,300
------------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets                                                                           1,062,802           475,595
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
  Furniture and Fixtures                                                                              40,346            37,235
  Computer Software                                                                                   76,680            46,680
  Equipment                                                                                          192,571           136,438
------------------------------------------------------------------------------------------------------------------------------------
  Equipment under Capital Lease (Note 4)                                                             157,380           198,345
    Total Cost                                                                                       466,977           418,698
  Less Accumulated Depreciation                                                                      187,279           113,388
------------------------------------------------------------------------------------------------------------------------------------
    Net Book Value                                                                                   279,698           305,310
------------------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS
  Deposits                                                                                             3,507             3,507
------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                      $1,346,007          $784,412
====================================================================================================================================







------------------------------------------------------------------------------------------------------------------------------------











See Notes to Financial Statements.









------------------------------------------------------------------------------------------------------------------------------------


                                       LIABILITIES
                                                                                                     2001              2000
                                                                                                     ----              ----
CURRENT LIABILITIES
  Notes Payable, Related Parties (Note 3)                                                  $                      $     24,625
  Current Portion of Long-Term Debt (Note 4)                                                          51,596            72,915
  Accounts Payable                                                                                    76,959            13,641
  Accrued Salaries and Wages                                                                          54,382            48,532
  Payroll Taxes Accrued and Withheld                                                                 534,516             5,967
  Customer Deposits                                                                                   24,408           125,787
------------------------------------------------------------------------------------------------------------------------------------
    Total Current Liabilities                                                                        741,861           291,467
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM LIABILITIES
  Long-Term Debt, Less Current Portion (Note 4)                                                       32,789           118,147
------------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                774,650           409,614
------------------------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (Notes 5 and 9)

                             STOCKHOLDERS' EQUITY (DEFICIT)

COMMON STOCK
  $1 Par Value, Authorized, 1,000 Shares
  Issued and Outstanding, 223 Shares                                                                     223               223

PAID IN CAPITAL                                                                                      750,339           750,339

ACCUMULATED DEFICIT                                                                                 (179,205)         (375,764)
------------------------------------------------------------------------------------------------------------------------------------
  Total Stockholders' Equity                                                                         571,357           374,798
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                        $1,346,007         $ 784,412
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------



WELLCOMM GROUP, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                  2001              2000
                                                                                                  ----              ----

REVENUES (Note 6)                                                                               $5,287,702        $ 979,142

COST OF REVENUES                                                                                 2,510,279          529,509
------------------------------------------------------------------------------------------------------------------------------------

  GROSS PROFIT                                                                                   2,777,423          449,633

OPERATING EXPENSES                                                                               2,449,409          581,433
------------------------------------------------------------------------------------------------------------------------------------

  Earnings (Loss) from Operations                                                                  328,014         (131,800)
------------------------------------------------------------------------------------------------------------------------------------

OTHER INCOME AND EXPENSE
  Interest Income                                                                                    9,896              802
  Other Income                                                                                       1,643           28,995
  Interest Expense                                                                                 (12,394)         (17,951)
------------------------------------------------------------------------------------------------------------------------------------
    Total Other Income and Expense                                                                    (855)          11,846
------------------------------------------------------------------------------------------------------------------------------------

      Earnings (Loss) Before Provision for Income Taxes                                            327,159         (119,954)

PROVISION FOR INCOME TAXES (Note 8)                                                                130,600          (38,400)
------------------------------------------------------------------------------------------------------------------------------------

  NET EARNINGS (LOSS)                                                                          $   196,559       $  (81,554)
====================================================================================================================================















------------------------------------------------------------------------------------------------------------------------------------









See Notes to Financial Statements.
                                        3

WELLCOMM GROUP, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                     Total
                                                                  Common         Paid In        Accumulated      Stockholders'
                                                                   Stock         Capital          Deficit           Equity

------------------------------------------------------------------------------------------------------------------------------------
BALANCES, December 31, 1999                                        $100        $ 252,456         $(294,210)       $ (41,654)
------------------------------------------------------------------------------------------------------------------------------------

Purchase and Retirement of 24 Shares
  of Common Stock                                                   (24)        (101,976)                          (102,000)

Issuance of 147 Shares of Common Stock                              147          599,859                            600,006

Net Loss                                                                                           (81,554)         (81,554)

------------------------------------------------------------------------------------------------------------------------------------
BALANCES, December 31, 2000                                         223          750,339          (375,764)         374,798
------------------------------------------------------------------------------------------------------------------------------------

Net Earnings                                                                                       196,559          196,559

------------------------------------------------------------------------------------------------------------------------------------
BALANCES, December 31, 2001                                        $223        $ 750,339         $(179,205)        $571,357
====================================================================================================================================




------------------------------------------------------------------------------------------------------------------------------------
























See Notes to Financial Statements.
                                        4

 WELLCOMM GROUP, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                  2001              2000
                                                                                                  ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Earnings (Loss)                                                                             $196,559       $  (81,554)
  Adjustments to Reconcile Net Earnings (Loss) to
    Net Cash Provided by (Used in) Operating Activities
      Depreciation                                                                                  73,891           72,292
      Changes in Current Assets and Liabilities
        Increase in Trade Accounts Receivable                                                     (246,871)        (173,247)
        Decrease (Increase) in Prepaid Expenses                                                      3,921          (15,887)
        Decrease (Increase) Deferred Income Taxes                                                  130,600          (38,400)
        Increase (Decrease) in Accounts Payable                                                     63,318          (17,092)
        Increase in Accrued Salaries and Wages                                                       5,850           36,509
        Increase in Payroll Taxes Accrued and Withheld                                             528,549            5,967
        Increase (Decrease) in Customer Deposits                                                  (101,379)         125,787
------------------------------------------------------------------------------------------------------------------------------------
          Net Cash Provided by (Used in) Operating Activities                                      654,438          (85,625)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Property and Equipment                                                               (48,279)         (19,621)
  Increase in Deposits                                                                                               (3,507)
------------------------------------------------------------------------------------------------------------------------------------
    Net Cash Used in Investing Activities                                                          (48,279)         (23,128)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Issuance of Long-Term Debt                                                                           30,487
  Repayments of Long-Term Debt                                                                    (106,677)        (419,024)
  Advances on (Repayments of) Notes Payable, Related Parties                                       (24,625)          15,000
  Purchase and Retirement of Common Stock                                                                          (102,000)
  Proceeds from Issuance of Common Stock                                                                            600,006
------------------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided by (Used in) Financing Activities                                           (131,302)         124,469
------------------------------------------------------------------------------------------------------------------------------------

Net Increase in Cash and Cash Equivalents                                                          474,857           15,716

Cash and Cash Equivalents, Beginning of Year                                                        16,719            1,003

------------------------------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents, End of Year                                                            $491,576       $   16,719
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest Paid                                                                                  $  12,394       $   17,951

NONCASH INVESTING AND FINANCING ACTIVITY
  Long-Term Debt Incurred to Purchase Equipment under Capital Lease                                                 206,921


------------------------------------------------------------------------------------------------------------------------------------


WELLCOMM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------


1.   Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

       A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is set forth below.

Organization and
Nature of Business         WellComm Group, Inc. (the "Company") was incorporated
                           in January of 1997. The Company is a national  health
                           management   organization   committed   to  improving
                           performance,  quality and access to care and wellness
                           through  its  "Telehealth"  service  program,   which
                           provides   patients   covered  by  health   insurance
                           policies, 24-hour access to professional, telephonic health advice and wellness information and support.
                           The Company is located in Omaha, Nebraska.

Use of Estimates           The preparation of financial statements in conformity
                           with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
                           Actual results could differ from those estimates.

Cash and Cash
Equivalents                For  purposes of the  Statement  of Cash  Flows,  the
                           Company considers all investments with maturities of three months or less to be cash and cash equivalents.

Trade Accounts
Receivable                 The Company considers trade accounts receivable to be
                           fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

Concentration of
Credit Risk                The  Company  has  two  financial   instruments  that
                           potentially  subject the Company to credit risk.  The
                           Company maintains bank accounts in which the balances
                           sometimes  exceed  federally   insured  limits.   The
                           Company's trade accounts receivable also subject the Company to credit risk.

Property and
Equipment                  Property   and   equipment   are  recorded  at  cost.
                           Expenditures   for  additions  and   betterments  are
                           capitalized; expenditures for maintenance and repairs
                           are  charged  to expense  as  incurred.  The costs of
                           assets   disposed   and   the   related   accumulated
                           depreciation are eliminated from the accounts in the year of disposal. Gains or losses from property disposals are recognized in the year of disposal.

--------------------------------------------------------------------------------

WELLCOMM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------


1.   Summary of Significant Accounting Policies - Continued
--------------------------------------------------------------------------------

Property and
Equipment - Cont.          Depreciation  is  computed  using  the  straight-line
                           method over the following estimated useful lives:

                                                                     Years
                             Furniture and Fixtures                    7
                             Computer Software                         3
                             Equipment                                5-7
                             Equipment under Capital Lease             7

Revenue Recognition Revenue is recognized as services are rendered. The Company contracts with its customers to provide services based on an established monthly fee, a per-call charge or a combination of both. The
                           Company invoices its customers in arrears of rendering these services.

Income Taxes               Deferred   income  tax  assets  and  liabilities  are
                           computed   annually  for   differences   between  the
                           financial  statement  and tax  bases  of  assets  and
                           liabilities that will result in taxable or deductible
                           amounts in the future  based on enacted  tax laws and
                           rates   applicable   to  the  periods  in  which  the
                           differences  are expected to affect  taxable  income.
                           Valuation  allowances are established  when necessary
                           to reduce  deferred tax assets to the amount expected
                           to be realized. Income tax expense is the tax payable
                           or refundable for the period plus or minus the change
                           during  the  period  in   deferred   tax  assets  and
                           liabilities.

2.   Financing Arrangements
--------------------------------------------------------------------------------

     The Company has a $308,108 revolving bank line of credit, with interest at .5% over the national prime rate as published by the Wall Street Journal (4.75% at December 31, 2001) and payable monthly. This line of credit is collateralized by all assets of the Company. There were no amounts outstanding against this line of credit at December 31, 2001 and 2000.

3.   Notes Payable, Related Parties
--------------------------------------------------------------------------------

     Notes payable, related parties consisted of two unsecured notes to the Company's vice president of operations, also a stockholder, and her sister. Both notes were non-interest bearing and paid in full during the year ended December 31, 2001.

4.   Long-Term Debt
--------------------------------------------------------------------------------

     Long-term debt at December 31, consists of the following:

                                                                                        2001              2000
                                                                                        ----              ----

     Capitalized  equipment  lease payable to a corporation,  payable in monthly installments of $4,856,  including imputed interest at 10.91%, through July
     2003, collateralized by the equipment being leased.                              $84,385           $131,059

--------------------------------------------------------------------------------

WELLCOMM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------


4.   Long-Term Debt - Continued
--------------------------------------------------------------------------------

                                                                                        2001              2000
                                                                                        ----              ----

     Capitalized  equipment  lease payable to a corporation,  payable in monthly installments of $1,372, including imputed interest at 13.4%, collateralized by the equipment being leased.  This lease was paid in full during the year
     ended December 31, 2001.                                                           $               $ 31,833

     Installment note payable to a bank on behalf of the Company's president and stockholder,  payable in monthly installments of $1,400, including interest at 9.5%.  This note was paid in full  during  the year ended  December  31,
     2001.                                                                                                28,170
                                                                                        -------         --------

     Total Long-Term Debt                                                                84,385          191,062

       Less Current Portion                                                              51,596           72,915
                                                                                        -------         --------

     Long-Term Debt, Less Current Portion                                               $32,789         $118,147
                                                                                        =======         ========

5.   Commitments and Contingencies
--------------------------------------------------------------------------------

     Lease Obligations

     The Company has entered into various operating leases for office space and certain equipment used by the Company. The future minimum lease payments under these noncancelable operating leases as of December 31, 2001 are as follows:

                  Year Ending December 31,
                           2002                         $42,057
                           2003                          28,923
                           2004                           1,420
                                                      ---------
                                                        $72,400
                                                      =========

     Lease expense under these operating leases was approximately $43,000 and $28,000 for the years ended December 31, 2001 and 2000, respectively.

     Employment Agreements
     The Company entered into two employment agreements with its president and vice president of operations, both stockholders of the Company, in April 2000 that provides for a minimum annual salary. Subsequent to December 31, 2001, these agreements were terminated and new agreements were signed as a result of the Company being acquired (See Note 9).

--------------------------------------------------------------------------------

WELLCOMM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------


5.   Commitments and Contingencies - Continued
--------------------------------------------------------------------------------

     Stockholder Agreements
     The Company and its stockholders have entered into an agreement, which restricts the stockholders from selling their shares to any entity other than the Company or remaining stockholders unless approved by the Company and its stockholders. The Company and remaining stockholders have the first option to purchase the shares, except in the case of death, whereby the Company and remaining stockholders are required to purchase the shares, at purchase price as defined in the agreement.

--------------------------------------------------------------------------------
6.   Economic Dependency - Major Customers
--------------------------------------------------------------------------------

     Major customers whose revenue exceeded 10% of the total revenues were as follows:

                                                        2001             2000
                                                        ----             ----
              Number of Major Customers                   1                2

              Percentage of Revenues                     82%              92%

              Percentage of Trade Accounts
                Receivable at December 31                74%              59%

     These revenues consist of several contracts with each customer that have specific terms. Additionally, these contracts have a termination clause without cause of 30 days.

7.   401(k) Plan
--------------------------------------------------------------------------------

     The Company implemented a 401(k) plan in December 2001, which covers substantially all employees upon the completion of three months of service and attainment of 21 years of age. Matching contributions to the plan are at the Company's discretion. The plan goes into affect beginning January 2002.

8.   Income Taxes
--------------------------------------------------------------------------------

     Components of the provision for income tax expense (benefit) are as follows:

                               Federal              State           Total
         2001
         Current               $                  $               $
         Deferred               108,300            22,300          130,600
                               --------           -------         --------
                               $108,300           $22,300         $130,600
                               ========           =======         ========


         2000
         Current               $                  $               $
         Deferred               (31,800)           (6,600)         (38,400)
                               --------           -------         --------
                               $(31,800)          $(6,600)        $(38,400)
                               ========           =======         ========

--------------------------------------------------------------------------------

WELLCOMM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------


8.   Income Taxes - Continued
--------------------------------------------------------------------------------

     As of December 31, net deferred income taxes include the following components:

                                                    2001              2000
                                                    ----              ----
         Deferred Tax Assets
           Net Operating Loss Carryforward        $  92,000         $228,300
           Temporary Differences
             Accrued Vacation                        19,600
             Depreciation and Amortization            6,100           20,000
                                                   --------         --------
                                                   $117,700         $248,300
                                                   ========         ========

     The Company has available at December 31, 2001, unused operating loss carryforwards of approximately $224,000, which may be applied against future taxable income expiring in December 2019 and 2020.

9.   Subsequent Event
--------------------------------------------------------------------------------

     On February 6, 2002, the existing stockholders of the Company sold 100% of their shares to I-trax, Inc. for a combination of cash and stock. As a result of this transaction the Company was merged into a subsidiary of I-trax. As of February 6, 2002, the Company no longer exists as a legal entity.

                         PRO FORMA FINANCIAL INFORMATION

         The first table below sets forth the unaudited pro forma balance sheet of I-trax as of December 31, 2001 reflecting the acquisition of WellComm Group, Inc., which had occurred on February 6, 2002, as if it had occurred on January 1, 2001.

         The second table below sets forth the unaudited pro forma results of operations of I-trax giving effect to the acquisition of WellComm as though the transaction had occurred on January 1, 2000.


                                                            I-trax, Inc.
                                                      Pro Forma Balance Sheet
                                                         December 31, 2001

                                                               Assets

                                                                                                   Pro Forma         Pro Forma
                                                          WellComm                       Adj.     Adjustments        Balances
                                      I-trax, Inc.       Group, Inc.       Subtotal      Ref.     (Unaudited)       (Unaudited)
                                     ----------------  ---------------- ----------------------------------------- ----------------
Current assets
Cash                                     $ 1,029,208        $  491,576       $1,520,784    A          $2,000,000       $1,330,784
                                                                                           B          (2,190,000)
Accounts receivable                                -           439,698          439,698                                   439,698
Prepaid expenses                              99,245            13,828          113,073                                   113,073
Deferred income taxes                              -           117,700          117,700                                   117,700
Other current assets                           1,915                 -            1,915                                     1,915
Note receivable                               72,437                 -           72,437                                    72,437
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Total current assets                       1,202,805         1,062,802        2,265,607                 (190,000)       2,075,607
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Property and equipment, net                  279,635           279,698          559,333                                   559,333
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Other Assets

Security deposits                             66,896             3,507           70,403                                    70,403
Intangible assets - MyFamilyMD, net        2,224,726                 -        2,224,726                                 2,224,726
Intangible assets - WellComm                       -                 -                     B          12,190,000
                                                                                           C            (571,357)    $ 11,618,643
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Total other assets                         2,291,622             3,507        2,295,129               11,618,643       13,913,772
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Total assets                             $ 3,774,062       $ 1,346,007       $5,120,069              $11,428,643     $ 16,548,712
                                     ================  ================ ================        ================= ================

                                                            (Continued)




                                                            I-trax, Inc.
                                                      Pro Forma Balance Sheet
                                                         December 31, 2001
                                                            (Continued)

                                                Liabilities And Stockholders' Equity

                                         I-trax, Inc.        WellComm                       Adj.      Pro Forma         Pro Forma
                                                                                                     Adjustments        Balances
                                                            Group, Inc.       Subtotal      Ref.     (Unaudited)       (Unaudited)
                                     ----------------  ---------------- ----------------------------------------- ----------------

Current liabilities

Accounts payable                           $ 619,612          $ 76,959        $ 696,571                                 $ 696,571
Accrued expenses                             276,750           588,898          865,648                                   865,648
Deferred revenue                             148,830            24,408          173,238                                   173,238
Capital lease payable                         42,878            51,596           94,474                                    94,474
Due to related parties                       739,598                --          739,598                                   739,598
                                     ----------------  ---------------- ----------------                          ----------------

Total current liabilities                  1,827,668           741,861        2,569,529                                 2,569,529

Long term debt                                55,901            32,789           88,690    A         $ 2,000,000        2,088,690
Promissory notes, net of discount            312,327                --          312,327                                   312,327
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Total liabilities                          2,195,896           774,650        2,970,546                2,000,000        4,970,546
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Common stock - 100,000,000 shares
   authorized, 34,939,464 actual issued
   and outstanding, 42,939,464 issued
   and outstanding on a pro forma basis       34,939               223           35,162    B               8,000           42,939
                                                                                           C                (223)

Additional paid-in capital                22,964,778           750,339       23,715,117    B           9,992,000       32,956,778
                                                                                           C            (750,339)

Accumulated deficit                      (21,421,551)         (179,205)     (21,600,756)   B             179,205      (21,421,551)
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Total stockholders' equity                 1,578,166           571,357        2,149,523                9,428,643       11,578,166
                                     ----------------  ---------------- ----------------        ----------------- ----------------

Total liabilities and stockholders'
   equity                                $ 3,774,062        $1,346,007       $5,120,069              $11,428,643      $16,548,712
                                     ================  ================ ================        ================= ================

                                          I-trax, Inc.
                                Pro Forma Statement of Operations
                         For the Years Ended December 31, 2001 and 2000


                                                          Year ended             Year ended
                                                         December 31,           December 31,
                                                             2001                   2000
                                                       ------------------    -------------------
           Sales                                            $  5,900,772           $  1,239,787
           Expenses                                           20,063,645              7,736,825
           Net loss                                         (14,162,873)            (6,497,038)
           Earnings per share
             Basic and Diluted                               $     (.54)            $     (.25)
           Weighted average shares outstanding
             Basic and Diluted                                34,457,013             26,037,879




        Footnotes to Pro Forma Balance Sheet and Statement of Operations


Adj. A I-trax, Inc. prior to acquiring WellComm Group, Inc. sold a 6% convertible senior debenture in the aggregate principal amount of $2,000,000 to Palladin Opportunity Fund LLC pursuant to a Purchase Agreement dated February 4, 2002. The outstanding principal and any capitalized interest under this debenture are payable in full on or before February 3, 2004. Further, outstanding principal and any capitalized interest may be converted at any time at the election of Palladin into I-trax common stock at an initial conversion price of $1.00 per share.

Adj. B Pursuant to a Merger Agreement, on February 6, 2002, I-trax completed the acquisition of WellComm by issuing 7,440,000 hares of I-trax common stock and granting 560,000 options with a nominal exercise price. Therefore, the total stock consideration issued by I-trax to acquire WellComm was 8,000,000 shares of I-trax common stock. For purposes of these pro forma statements, I-trax had assigned a per share price of $1.25 for each share of I-trax Common Stock issued in the acquisition, or $10,000,000 in the aggregate. I-trax also paid $2,190,000 in cash. And therefore the aggregate acquisition value is $12,190,000. WellComm is a healthcare service company that offers a broad array of expertise including a nurse contact center specializing in disease management, triage, health information survey, and research services for the healthcare industry. The acquisition will be accounted for as a purchase. As such, the purchase price will be allocated to the estimated fair values of the assets acquired and liabilities assumed. I-trax is in the process of obtaining third-party valuations of certain intangible assets.

Adj. C   To eliminate the stockholder's equity of WellComm upon consolidation.